Exhibit 10.4

                    Form of Indemnification and Put Agreement


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                        INDEMNIFICATION AND PUT AGREEMENT


         THIS AGREEMENT is made as of the day of __________, 19__, by and among CNL __________________________, a _________________ (the "Owner"),
____________________________________,      a      ______________________________
("Developer"),     and      __________________________________________      (the
"Guarantors").

                              PRELIMINARY STATEMENT

         The Owner has entered into that certain Purchase Agreement dated as of even date herewith (the "Purchase Agreement") with Developer. Pursuant to the Purchase Agreement, the Owner will purchase the land described on Exhibit "A" attached hereto (the "Property"). In addition the Owner has entered into a Lease Agreement with Developer (the "Lease Agreement") and a Construction Addendum to the Lease Agreement with Developer (the "Construction Addendum"), both of even date herewith. Pursuant to the Construction Addendum, Developer has agreed and undertakes to construct new improvements on the Property and deliver a turn-key health care facility to Owner. The Lease Agreement provides that Developer shall lease the Property and improvements now or hereafter on the Property from the Owner.

                                    AGREEMENT

         In consideration of the mutual covenants contained herein and as an inducement to the Owner to enter into the Lease Agreement, the Construction Addendum and the Purchase Agreement, the parties agree as follows:

         1. If within: (a) sixty (60) days after the date hereof, all permits, approvals and consents have not been obtained to permit the commencement of construction or renovation of the health care facility on the Property; or (b) in the event the condition set forth in (a) has been fulfilled, one hundred fifty (150) days after the date hereof the construction of the health care facility has not been completed as evidenced by the issuance of a certificate of occupancy, then the Owner shall have the right and option to convey the Property and the improvements completed to the date of such conveyance (the "Premises") to Developer subject to the terms and conditions set forth herein. The Owner shall notify Developer that the 60-day or 150-day period has expired, or is about to expire and that Owner is exercising its option to sell Developer the Property.

         2. In the event the Owner notifies Developer of its election to convey the Premises to Developer, the Owner shall deliver to Developer or its designee a quitclaim deed conveying all of the Owner's right, title and interest in the Premises. Developer shall pay or cause to be paid to the Owner an amount equal to the total amount disbursed by Owner through the date of such reconveyance plus interest thereon from the date of disbursement at the rate of 11.5% per annum, in cash or its equivalent. All costs associated with such conveyance, including but not


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limited to title  insurance  fees,  recording  costs or fees,  attorneys'  fees, appraisal fees, stamp taxes and transfer fees shall be borne by Developer.

         3. All notices, demands, requests, consents, approvals or other instruments required or permitted to be given by either party pursuant hereto shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, Federal Express, Airborne, Emery, DHL, Express Mail, Purolator, or by other recognized overnight courier service (the "Courier Service"), postage prepaid, to the parties at the addresses set forth in the Lease Agreement or the Guaranty of even date. All notices shall be deemed received when delivered but in no event later than ten (10) days after they are deposited with either the United States Postal Service or the Courier Service, whichever shall first occur.

         4. If Developer or the Guarantors shall fail or refuse to perform pursuant to the terms and conditions of this Agreement, then the Owner shall have the right, upon giving written notice to Developer, to declare a default under the Lease Agreement and to exercise all remedies available at law or in equity against Developer or the Guarantors.

         5. Developer and Guarantors, jointly and severally, hereby agree to indemnify and hold harmless Owner from any loss, cause of action, claim, cost, expense or fee (including but not limited to attorney's fees) suffered or occasioned by the failure of Developer or the Guarantors to satisfy its or their obligations under this Agreement. The obligations of Developer and Guarantors under this section shall be independent, primary, joint and several obligations of Developer and the Guarantors hereunder.

         6. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

                            [Signatures on Next Page]




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         IN WITNESS WHEREOF,  the parties have entered into this Agreement as of the date first written above.


WITNESSES:


Signed, Sealed and Delivered
in the presence of:                             "OWNER"

                                      CNL ______________________, a
                                      __________________ corporation



                                      By:
---------------------------------     ------------------------------
Name:
   ------------------------------


---------------------------------

Name:
---------------------------------




STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this ____ day of _______________, 1998 by ____________________, as ______________________ of CNL
_____________________,    a    ____________________,    on    behalf    of   the
_______________________. He is personally known to me and did not take an oath.


               -----------------------------------------------------
                 Notary Signature


               -----------------------------------------------------
               Printed Name
               Notary Public, State of Florida
               Commission Number:
                                 ---------------------

                 My Commission Number:
                                ---------------------




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Signed, Sealed and Delivered
in the presence of:              "DEVELOPER"

---------------------------     ------------------------------------, a
Name: _____________________
                                ----------------

___________________________     By:
                                   ----------------------------------
Name:______________________    Name:
                                   ----------------------------------
                               As Its:
                                   ----------------------------------








STATE OF FLORIDA
COUNTY OF ORANGE____________

The foregoing instrument was acknowledged before me this ____ day of _______________, 1998 by,____________
as____________of____________________________________
___________________________________________________.,
a___________________corporation, on behalf of the corporation. He is personally known to me and did not take an oath.



                                 -----------------------------------------
                                              Notary Signature


                                 ----------------------------------------
                                 Printed Name
                                 Notary Public, State of Florida
                                 Commission Number:
                                                  ------------------------
                                 My Commission Number:
                                                  ------------------------



                                     (SEAL)




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                                  "GUARANTORS"

WITNESSES:


-------------------------               ------------------------------

                                     Address:
-------------------------                   --------------------------


                                            --------------------------

-------------------------                   --------------------------

                                     Address:
-------------------------                   --------------------------


                                            --------------------------







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STATE OF FLORIDA
COUNTY OF________________


         The foregoing instrument was acknowledged before me this ________ day of _______, 19___ by ________________________, who has produced
_________________ or other picture identification, a copy of which is attached hereto, which I hereby certify and verify to be the same person who executed this instrument and who did/did not take an oath.


                                  ----------------------------------------
                                  Printed Name:___________________________

                                  Address:________________________________
                                  Phone Number:___________________________
                                  Notary Public, State of_________________
                                  Commission   #__________________________
                                  Commission______________________________
                                  expires:

                                  SEAL:




STATE OF FLORIDA
COUNTY OF________________________


         The foregoing instrument was acknowledged before me this ________ day of ________, 19__ by ________________________, who has produced
___________________ or other picture identification, a copy of which is attached hereto, which I hereby certify and verify to be the same person who executed this instrument and who did/did not take an oath.



                                  Printed Name:______________________
                                  Address:___________________________
                                  Phone Number:______________________
                                  Notary Public, State of____________
                                  Commission   #_____________________
                                  Commission expires:________________

                                  SEAL:


EXHIBITS ATTACHED

Exhibit "A" - Legal Description

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